Exhibit 99.1

Occidental Petroleum Corporation 2014 UBS Global Oil & Gas Conference May 21, 2014 Stephen I. Chazen President and Chief Executive Officer

Generate shareholder value by employing our current strategy: Stronger financial returns Continued improvement in our capital and drilling efficiency with the goal of generating higher earnings from our oil and gas production growth. Start-up of long-term projects with these large capital investments providing significant contributions to our earnings and cash flow. Moderate and improving volume growth Execute on our capital program with a focus on growing our U.S. oil production. Provide a consistent and growing dividend stream Recognizing that our current size requires that we become somewhat smaller in order to better execute our strategy and create a stronger ongoing enterprise. Key Messages 2

Why own Oxy? Large Integrated Majors Company Market Cap ($B) XOM $444 RDS $251 CVX $240 TOT $161 BP $156 ENI $93 Characteristics Low or no growth Higher returns Stronger B/S; lower risk Free cash flow Consistent dividend growth Independent E&Ps Company Market Cap ($B) COP $94 EOG $54 APC $51 APA $34 PXD $28 MRO $25 Characteristics Generally higher growth Lower returns Weaker B/S; higher risk Little or no free cash flow Little or no dividends Moving from gassy to oily Oxy has positive elements of both groups, appealing to investors who seek a combination of moderate growth, above average returns and consistent dividend growth. Oxy Uniquely Positioned $75 billion Note: As of 5/6/14 3

Overriding Goal is to Maximize Total Shareholder Return We believe this can be achieved through a combination of: Growing our oil and gas production by 5% to 8% per year on average over the long term; Allocating and deploying capital with a focus on achieving well above cost-of-capital returns (ROE and ROCE); Return Targets* Domestic – 15+% International – 20+% Consistent dividend growth, that is superior to that of our peers. What Is Our Philosophy & Strategy? *Assumes Moderate Product Prices 4

Base/Maintenance Capital Dividends Growth Capital Share Repurchase Acquisitions Cash Flow Priorities 5

15.7 % CAGR Delivering Consistent Dividend Growth Note: Dividends paid as per the Record Date ($/share) 6

Oil & Gas Production First Quarter 2014 (Million barrels of oil equivalent) Oxy Is Primarily A Domestic Oil Producer 7

Improvement in Capital Efficiency & Operating Costs Improved capital efficiency in the U.S. by 24% last year vs. 2012, saving $900 mm of capital. Permian – 50% of improvement California – 25% of improvement Other Domestic Assets – 25% of improvement Expect to achieve an additional 10 - 15% in capital efficiency savings in 2014. Reduced domestic operating costs by 17% or $470 mm compared to 2012. Permian – 48% of improvement California – 46% of improvement Other Domestic Assets – 6% of improvement Successfully completed drilling program by executing what we had planned and growing domestic oil production by 11 mb/d. ~17% Decrease Domestic Oil Production 255 266 Mbo/d Domestic Operating Costs ($/boe) +4% Increase 8

(in millions of BOE) 2013 Overall Reserve Replacement Ratio of ~169% 9 Over 90% of reserves added through our organic development program. Strong 2013 Oil & Gas Reserves Replacement

Capital Spending Program 2014 Capital Program expected to be ~$10.2 billion* $8.8 $10.2 Capital increase includes ~$400 mm allocated to each of our CA and Permian operations largely for additional drilling to accelerate their development plans and production growth. An additional $100 mm will be spent in these and other U.S. assets for facilities projects that were deferred from 2013. The domestic oil and gas program will focus on growing oil production and the entire increase in capital will go to oil projects. Continue to fund growth opportunities in key international assets, mainly in Oman and Qatar ($300 mm of additional capital), and will complete the Al Hosn Gas Project. *Does not reflect any of the effects of our Strategic Review initiatives Capital Investment ($ bn) 10

 2013 Capital - $8.8 Billion 2014E Capital - $10.2 Billion* Long-term investment ~ 25% + Long-term investment ~ 20% + Americas Oil &Gas 51% Americas Oil &Gas 53% *Does not reflect any of the effects of our Strategic Review initiatives Capital Spending Program 11

Permian Resources is the cornerstone growth operation of the domestic business. Substantial acreage position with significant resource development potential. We have used our knowledge and experience to gradually shift our program toward horizontal drilling in an efficient manner. We have already made significant progress and are on track to execute shift as planned. We are starting to see the positive results of horizontal drilling and expect the Resources business to grow rapidly. We expect this business to increase its production by 13% - 16% this year and 20%+ going forward. The EOR business (mainly CO2) will continue to generate significant FCF. Permian Basin Overview 12 Note: Free cash flow as cited throughout this document is defined as operating cash flow less capex.

Permian Basin – Capital Spending Permian Basin Capital Two business units: “Permian EOR”: CO2 and water floods. “Permian Resources”: growth oriented “unconventional”. The entire $450 mm increase in capital will be spent on our Permian Resources assets, representing ~70% of our total capital in the basin. $1,722 $2,190 $1,530 $660 $615 $1,107 ($ in mm) 13

Permian Basin – Production and Expenses We expect the Permian EOR business to offset its decline in 2014 and grow 1.4%. The Permian Resources business is expected to grow oil production faster, by 20% - 25% and total production by 13% - 16%. On a combined basis in 2014, this should translate to: 6%+ oil production growth. 5% total production growth. ~$1.8 billion cash flow after capital. Improved capital efficiency by 25% and reduced operating expenses by $3.22 / boe in 2013. Production 14 ~17% Decrease Operating Expenses ($/boe) $19.35 $16.13 mboe/d 212 ~222

Permian Resources

Permian Basin Plays



Matador Arch
Northwest Shelf
Midland Basin
Yeso/ Wabo
Wolfberry and Wolfcamp
Wolfcamp horz.
Bone Spring
Central Basin Platform
Eastern Shelf
Avalon
Cline Shale
Delaware Basin
Wolfcamp horz.
Diablo Platform
Wolfbone and Wolfcamp
Ozona Arch
Val Verde Basin
Marathon – Ouachita Foldbelt

- **We see the largest near-term growth in the Midland Basin, which represents ~2/3 of our currently assessed resource potential.**
- ***Our Delaware Basin prospective acreage is significantly larger, and the potential there should continue to grow.***
- **We believe our measured approach to our unconventional portfolio has worked to our advantage.**
- ***Our Permian Resources production comes from ~9,500 gross wells, of which 54% are operated by other producers. On a net basis, we have 4,400 wells of which only 15% are non-operated.***
- **This has given us the opportunity to observe the results achieved by other operators in the Basin, learn from those results and optimize our approach to maximize the opportunity set on our acreage.**

15

 Delaware Basin Gross Net Avalon 365 130 Bone Spring 1 Sand 540 210 Bone Spring 2 Sand 510 185 Bone Spring 3 Sand 635 210 Wolfbone 215 65 Wolfcamp Shale 600 210 Delaware Shale 410 155 Penn Shale 600 230 Wabo 175 45 Yeso 150 40 Midland Basin Cline Shale 325 130 Wolfcamp “A” Shale 300 105 Wolfcamp “B” Shale 260 90 Wolfcamp “C” Shale 50 15 Wolfberry 315 115 Totals 5,450 1,935 Permian Resources Believe we have one of the most promising and under-exploited unconventional portfolio in the basin. In 2013, added 200K net prospective acres to our unconventional portfolio, and now have ~1.9 mm prospective acres. Exposure to all unconventional plays, which is unique and will give us flexibility to develop our most attractive opportunities first, and mitigate risks. Identified ~4,500 drilling locations representing 1.2+ billion net barrels of resource potential. Believe we have made conservative assumptions regarding prospective acres, well spacing and expected ultimate recoveries and expect these numbers will grow as we learn more. Acreage in Select Permian Plays (Thousands of Acres) 16

Permian Resources Development Wells Drilled 49 horizontal wells in 2013. Improvements in our well costs, our own results as well as those of neighboring operators have given us the confidence to dramatically shift our program to more horizontal drilling in 2014. 2014 Goal: Continue the evaluation of the potential across our full acreage position. 2014 Goal: Pilot various development strategies, including optimal lateral length, frac design and well spacing both laterally and vertically. Avg. Rig Count 16 21 335 ~345 Shift to Horizontal Drilling 17

Permian Resources Goals Continue evaluating potential across acreage position. Pilot development strategies to optimize returns. 211 ~10%+ CAGR Production 150 198 57 48 212 67 145 1Q14 Results – Permian Resources 5% production growth Q / Q ~$328 million CapEx Averaged 22 rigs (15 horizontal) Drilled 67 wells (25 horizontal) Permian Resources 18 222

19 Focus Areas – S. Curtis Ranch & Dora Roberts ~800 drilling locations in S. Curtis & DR. 12 horizontal wells on production during 1Q14, focused on Wolfcamp B; production 91% liquids. Avg. drilling time of 27 days and total D&C costs of ~$6.5 million per well. Switch from hybrid gel to slick water fracs and increased cluster spacing from 60’ to 95’. Increasing lateral length up to 10,000 ft. Evaluating lift alternatives. Currently drilling horizontal Spraberry. SCR 2318H SCR 2316H SCR 3519H SCR 3518H DRRU 2717H Well 24 Hr 30 Day SCR 2318H 1,166 576 SCR 2316H 872 714 SCR 3518H 963 567 SCR 3519H 589 465 DRRU 2717H 899 693 IP Rates (Boe/d) Permian Resources – Midland Basin

Focus Area - Barilla Draw 5 Wolfcamp wells brought on production in A, B and C intervals. Drilling & completion costs averaging $8.5 mm due to greater depth. Water distribution project expected to lower capital costs. 5 Wolfcamp Horizontals 1A, 2B, 2C A & B benches averaged: IP 1,150 boepd 30 Day Rate 760 boepd 88% Liquids NM TX Eagle State 28 5H 24 hour IP: 1,622 boepd 30 day average: 1,118 boepd Permian Resources – Texas Delaware Basin 20

New Mexico Permian 26 Hz wells drilled (since end of 2012) 17 Bone Spring IP 700 boepd 30 Day Rate of 400 boepd 90% Liquids 9 Brushy Canyon IP 1,100 boepd with ESP (3 wells) Average drilling time of 30 days. Total drilling & completion costs of ~$5.6 million per well. New Mexico Texas Cedar Canyon 16 State 2H 24 hour IP: 1,191 boepd 30 day average: 547 boepd 90% Liquids Goodnight 27 Federal 5H 24 hour IP: 1,338 boepd 30 day average: 935 boepd 90% Liquids Permian Resources – SE New Mexico 21

Transition to Horizontal Drilling Should Accelerate Permian Resources Production: Growth in 2H14 22 Q1A 67 mboed Permian Resources 2014 Production 13%- 16% Growth Other 6 Hz Wells Midland 78 Hz Wells New Mexico 45 Hz Wells Texas Delaware 43 Hz Wells Total Permian Resources ~172 Hz Wells Q3E 72 - 76 mboed Q4E 76 - 82 mboed 25 40 50 57 Q2E 68 - 72 mboed

23 Expect to average 26 rigs during 2Q14. Identified several key ways to improve well performance and completion techniques. Transition from gel to slick water fracs. Reviewing cluster spacing. Evaluating optimal lateral lengths. For FY 2014, remain on track to spend ~$1.6 billion and drill ~340 wells. Expect Permian Resources to grow total production by 13% to 16% in 2014. Permian Resources – Summary

Oxy's Permian EOR Operations

Current EOR operations

- ~68% of Oxy's Permian production
- ~$2 billion per year of free cash flow

Vertically integrated infrastructure

- CO_2 source fields with development potential
- Long term CO_2 purchase agreements
- Pipelines with 2.4 bcfd capacity
- High WI% in over 350 oil properties
- ~30 MBOED production from 12 major gas processing and NGL recovery plants
- Product marketing

Large undeveloped potential

- Step out and Residual Oil Zone (ROZ) expansions
- Grassroots floods
- 1.4 billion net barrels
- Ample supply of CO_2 accelerates development



Matador Arch
Northwest Shelf
NEW MEXICO
TEXAS
San Simon Channel
Midland Basin
Central Basin Platform
Ozona Arch
Sheffield Channel
Val Verde Basin
COCHRAN
LUBBOCK
CROSBY
DICKENS
YOAKUM
TERRY
LYNN
GARZA
KENT
DAWSON
BORDEN
SCURRY
ANDREWS
MARTIN
HOWARD
MITCHELL
MIDLAND
GLASSCOCK
STERLING
LOVING
WINKLER
WARD
UPTON
REAGAN
IRION
REEVES
Legend
PERMIAN CO2 FLOODS
PERMIAN H2O FLOODS
OXY ACREAGE

24

Permian Summary Significant Position with Key Competitive Advantages Large and diverse portfolio creates a variety of growth options. More than 2.5 billion BOE in reserves and potential resources with 15+ years of development and growth opportunities. Flexibility to shift capital among projects and between the two business units as needed. Significant infrastructure ownership of storage, gas processing, gathering lines and pipelines. Takeaway capacity to both Gulf Coast and Cushing secured through ownership of Centurion and BridgeTex pipelines provides unique market access for crude oil. 25

California Resources Corporation



Sacramento
San Francisco
Bakersfield
Los Angeles
Legend
Unconventional
Heavy Oil
Waterflood
Elk Hills
Gas

- ***California Resources Corporation will be a growth oriented business with a large resource base and self-sufficient cash flow.***
- ***Pure play California resources company able to spend virtually all of its cash flow to grow production, reserves and earnings.***
  - Capital program currently allocates ~50% on conventional and ~50% on unconventional.
- ***High margin, high return conventional spending in water and steam floods to grow production by 6 - 9%, with double-digit oil growth.***
  - As floods reach steady state production, cash flow from these projects will be reinvested in the higher growth unconventional programs.
- ***Operating cash flow of $2.6 bn, with CapEx of $1.7 bn in 2013 and $2.1 bn in 2014.***
- ***Company will have ~$5 bn of debt with proceeds distributed to Oxy to be used primarily to repurchase shares.***

OXY

26

Production Outlook 15%+ Oil Production CAGR 154 ~160 110 190 44 California Production 27 148 105 43 138 95 43 We expect production to grow from 154 mboe/d to 190 mboe/d in 2016, a ~7.5% CAGR. Water & steam floods will contribute 80% of production growth. 90% of growth from projects already online. We think this positions California as one of the lowest risk growth profiles in the industry. Focus on oil production will expand margins. Expect to grow oil volumes by 15%+ CAGR through 2016.

Middle East / North Africa Overview Oman, Qatar & United Arab Emirates 70% of MENA Production 85% of Income from Operations 65% of Capital Nearly all free cash flow 28

Middle East / North Africa Overview


Iraq
Qatar
Libya
Bahrain
UAE
Oman
Yemen
Focus Areas

- *Active in the region for 40+ years.*
- *Diverse set of projects.*
- *High safety standards.*
- *Create local jobs and development opportunities.*

- *Over $20 bn free cash flow in last 15 years.*
- *Expect to generate over $2.0 bn annual free cash flow after Al Hosn Gas Project start-up.*
- *Invested $9 bn of capital since 2010, 75% in Oman, Abu Dhabi and Qatar.*
- *Drilled 2,500+ wells since 2010.*
- *37 drilling rigs currently running.*
- *$300 mm of exploration since 2010.*
- *~15,000 full-time employees and contractors in the region, excluding the workforce at the Al Hosn project which is currently ~25,000.*

29

Long-term Growth Investments Some of the longer lead time investments we have been making over the past couple of years will start contributing to our results this year. Specifically: The Al Hosn Gas Project is expected to start its initial production in 4Q’14 and start contributing to our cash flow. We expect the BridgeTex pipeline to come online around 3Q’14 and start contributing to our Midstream earnings and cash flow. OxyChem Ingleside Ethylene Cracker. Once these projects come on line in 2014 - 17, we expect them to make significant contributions to our earnings, cash flow, and improve our overall returns. 30

Future Growth – Al Hosn Gas Project Al Hosn Gas Project Plant will be able to process ~1 Bcfd of field gas and separate it into sales gas, condensate, NGLs and sulfur. Oxy’s net production expected to be 200+ MMSCFD of sales gas and 20+ MBOEPD of NGLs and condensate. 2014 Oxy share of capital is ~$760 mm, including facilities, infrastructure and drilling costs. Total project cost is expected to be on budget at ~$10 bn – Oxy share of $4 bn. Expect first production in 4Q14. Annualized FCF to Oxy should be ~$600 mm at current liquids prices. 2013 capital spending was ~$1 bn, so steady state operations will provide a net cash flow swing of ~$1.6 bn. 31

Future Growth – The BridgeTex Pipeline Project

- ***Goal is to maximize our oil price realizations, particularly for the oil produced in our Permian operations.***



Cushing
Oklahoma
New Mexico
Centurion
Basin
Wichita Falls
Seaway/Keystone
Longview
Permian Basin
Wortham
BridgeTex Pipeline
Sun
Texas
Longhorn
Plains
Houston
Port Arthur
Corpus Christi
Refinery

- ***Oxy spending ~$400 mm to develop the BridgeTex pipeline as a JV with Magellan Midstream Partners;***
- ***The ~450 mile pipeline will have a capacity to transport ~300,000 b/d of crude oil between the Permian region (Colorado City, TX) and the Gulf Coast refinery markets;***
- ***Project also includes construction of ~2.6 mm barrels of oil storage;***
- ***Oxy is the anchor shipper with a significant volume commitment on the pipeline;***
- ***Will provide shippers with access to 2.2+ mm b/d of refining capacity, as well as large transportation hubs and third-party terminals and distribution systems;***
- ***Expected to begin service in 3Q14.***

32

Future Growth – Chemicals We have formed a 50/50 JV with Mexichem to build a world scale ethylene cracker at the OxyChem plant in Ingleside, TX. Construction on the Ingleside cracker project is expected to begin in mid-2014 with the facilities becoming commercially operational in early 2017, and we expect it will have a material impact on our Chemical earnings. The project is just one example of several we plan to pursue in our effort to capture greater value in the downstream portion of the natural gas and NGL chain versus an upstream gas producer. OxyChem is expected to continue to be free cash flow positive through the investment phase of the project. OxyChem Ingleside Ethylene Cracker 33

 Q: What does Oxy look like after the separation of California Resources Corporation into an independent and separately traded company? A: Very similar to the current Oxy, although somewhat smaller. Higher financial returns (ROCE). Moderate volume growth, off of a somewhat smaller base. Consistent and competitive dividend growth. 34 Remaining Occidental Business

Oil and Gas Focus Areas United States MENA Latin America Leading position in the Permian Basin. Permian Resources is a growth driver. Al Hosn Project, Dolphin, and a smaller size in rest of MENA. Additional opportunities for growth with partner countries. Highest margin operations in Colombia. Additional opportunities for moderate growth with partner. Oxy will be positioned to grow Dividend stream Earnings per share Cash Flow per share Oil production ROCE OxyChem High FCF, moderate growth business. Oxy Midstream Integrated pipeline and marketing business to maximize realizations. Remaining Occidental Business 35

Improving ROCE

Return on Capital Employed


~23% Improvement
~10%
~12%
~15%
2012
2013
2015
Exit

- **Improved capital efficiency and operating cost structure.**
- **Long-lead-time project start-ups:**
  - ***Al Hosn Sour Gas, BridgeTex Pipeline and the New Johnsonville Plant.***
- **Separation of our California business will provide a natural uplift to ROCE.**
- **In addition, as we continue to execute our strategic initiatives and use proceeds from expected transactions, such as the sale of Hugoton and the monetization of the remaining portion of PAGP to repurchase our stock, we will be able to further increase our ROCE going forward.**

Note: See attached GAAP reconciliation.

36

Free Cash Flow from New Projects Offsets California Separation

- ***We expect that new operating cash flow from long lead-time projects combined with significant reductions in spending will more than offset the cash flow generated by the California assets.***


$4,100
Operating Cash Flow of $12.9 bn minus Capital Spending of $8.8 bn
~$900
~$1,320
Al Hosn: $950 mm
BridgeTex & Chlor-alkali: $370 mm
~$700
Al Hosn, BridgeTex & Chlor-alkali
~$1.1 bn expected change in free cash flow from California spin-off and project start-ups
($ in millions)
2013 FCF before dividends
Ex- 2013 California FCF
Reduced spending on long lead-time projects
Expected operating cash flow from projects

**Does not reflect any of the effects of cash flow changes in other areas of the business. Assumes flat commodity price environment.*

37

We expect that we will be able to reduce our share count by 40 - 50 mm through the dividends from the California separation and by ~25 mm shares from the monetization of our remaining interest in PAGP. Coupled with the buyback of the 26.5 million shares in our current repurchase program, we should be able to reduce our current share count by 90 to 100 mm, ~12% of our currently outstanding shares. Does not include impact from sale of portion of MENA or exchange of any remaining interest in the California business, but does reflect debt reduction. Share Repurchases 38

39 Separation of California and the start-up of Al Hosn and BridgeTex should reduce 2015 Capital by ~$3 billion, partly offset by capital for growth projects. Illustrative 2015 Capital Program ($ in millions)

Earnings from Production Growth and Projects

- ***Domestic production growth and start-up of the BridgeTex and Al Hosn projects are expected to offset earnings from the California separation.***



After-tax earnings ($ in bln)
~$5.6
~$1.1*
~$4.6
~$0.4
~$0.1
~$0.5
$6.95 / share
805 mm shares outstanding
Domestic Production Growth and Project Start-Ups expected in 2014 - 2015
2013 Core
California
2013 OXY Pro Forma
Domestic Production Growth
Bridge-Tex
Al Hosn

** Includes ~$65 mm of after-tax income from our interest in PAGP.*

40

Illustrative EPS Improvement from Production Growth, New Projects & Share Repurchases

- ***EPS improvement driven by Domestic production growth, start-up of BridgeTex and Al Hosn projects and, share repurchases.***



After-tax earnings ($ in bln)
~$4.6
~$0.4
~$0.1
~$0.5
~$5.6
$6.95 / share
805 mm shares outstanding
Domestic Production Growth and Project Start-Ups expected in 2014 - 2015
$8.05 / share
689 mm shares outstanding*
2013 OXY Pro Forma
Domestic Production Growth
BridgeTex
Al Hosn
OXY EPS post projects & share repurchase

** Assumes ~90 - 100 mm shares repurchased as part of initiatives as outlined on slide 38.*

41

Cautionary Statement Portions of this report contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ materially include, but are not limited to: delay of, or other negative developments affecting separation; inability to obtain new financing for the California company, regulatory approvals or satisfactory tax rulings or approval of the final terms by our board of directors; inability of the separated business to operate independently; global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; inability to attract trained engineers; environmental liability; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information or future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A, “Risk Factors” of the 2013 Form 10-K. We post or provide links to important information on our website, including investor and analyst presentations, in the “Investor Relations” area. Occidental calculates its reserves replacement ratio for a specified period by using the applicable oil-equivalent proved reserves additions divided by oil-equivalent production. We use certain terms in this presentation, such as reserves potential and resource potential, that United States Securities and Exchange Commission (SEC) guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and gas that are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized.